ABP, Inc. and Affiliates
                         Combined Financial Statements
                               September 30, 2002

                                    Contents

Independent Auditors' Report ........................................   1
Financial Statements
  Combined Balance Sheet ............................................   2-3
  Combined Statement of Operations ..................................   4
  Combined Statement of Changes in Stockholder's Equity .............   5
  Combined Statement of Cash Flows ..................................   6
  Notes to Combined Financial Statements ............................   7-13
Supplemental Information
  Combined Schedule of Operating Expenses ...........................   15

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of ABP, Inc. and Affiliates:

We have audited the accompanying combined balance sheet of ABP, Inc. and Affiliates (a C corporation and a wholly owned subsidiary of BACE International Corporation) as of September 30, 2002, and the related combined statements of operations, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of ABP, Inc. and Affiliates as of September 30, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the combined financial statements for ABP, Inc. and Affiliates do not include the financial statements of ABP IV, Inc.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The combined schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Horne, Holmes, Crenshaw & Pool, LLP
Altamonte Springs, Florida

June 12, 2003

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                            ABP, INC. AND AFFILIATES
                             COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2002

                                     ASSETS

CURRENT ASSETS:
  Accounts receivable:
    Trade                                                           $ 1,002,096
    Unbilled                                                          2,235,362
Prepaid expenses                                                        171,474
Due from StaffAmerica                                                   405,496
Due from ABP IV, Inc.                                                    52,450
Due from Parent                                                           1,997
Restricted cash                                                          10,381
Deferred income tax                                                     425,526
                                                                    -----------
      TOTAL CURRENT ASSETS                                            4,304,782
PROPERTY AND EQUIPMENT:
  Leasehold improvements                                                183,813
  Computer hardware and software                                        104,419
  Office furniture and equipment                                         19,426
                                                                    -----------
                                                                        307,658
  Accumulated depreciation                                             (168,924)
                                                                    -----------
      TOTAL PROPERTY AND EQUIPMENT                                      138,734
OTHER ASSETS:
  Deposits                                                                6,826
  Deferred income tax                                                    17,501
                                                                    -----------
      TOTAL OTHER ASSETS                                                 24,327
                                                                    -----------
      TOTAL ASSETS                                                  $ 4,467,843
                                                                    ===========


   The accompanying notes are an integral part of these financial statements

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                            ABP, INC. AND AFFILIATES
                             COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2002

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Bank overdraft                                                   $   386,449
   Accounts payable and accrued liabilities                             216,302
   Payroll taxes and other payroll deductions payable                   479,354
   Accrued worksite employee payroll costs                            2,210,925
   Reserve for workers' compensation claims payable                     931,594
   Income taxes payable                                                  28,475
   Current portion of long-term debt                                      7,535
                                                                    -----------
      TOTAL CURRENT LIABILITIES                                       4,260,634
NONCURRENT LIABILITIES:
   Long-term debt                                                        15,057
                                                                    -----------
      TOTAL NONCURRENT LIABILITIES                                       15,057
                                                                    -----------
      TOTAL LIABILITIES                                               4,275,691
STOCKHOLDER'S EQUITY:
   Common stock                                                           2,320
   Additional paid-in capital                                            31,563
   Retained earnings                                                    158,269
                                                                    -----------
      TOTAL STOCKHOLDER'S EQUITY                                        192,152
                                                                    -----------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                    $ 4,467,843
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

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                            ABP, INC. AND AFFILIATES
                        COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002

REVENUES                                                           $106,919,391
Direct costs:
  Salaries and wages of worksite employees                           90,525,490
  Benefits and payroll taxes                                         12,702,119
  Other                                                                 120,026
                                                                   ------------
TOTAL DIRECT COSTS                                                  103,347,635
                                                                   ------------
GROSS PROFIT                                                          3,571,756
OPERATING EXPENSES:
  Salaries, wages and payroll taxes                                   1,855,962
  General and administrative expenses                                 1,547,591
  Commissions                                                           492,593
  Advertising                                                             9,075
  Depreciation and amortization                                          66,435
                                                                   ------------
TOTAL OPERATING EXPENSES                                              3,971,656
                                                                   ------------
LOSS FROM OPERATIONS                                                   (399,900)
OTHER EXPENSES:
  Interest expense                                                        3,480
  Loss on disposition of assets                                          12,919
                                                                   ------------
TOTAL OTHER EXPENSES                                                     16,399
                                                                   ------------
LOSS BEFORE INCOME TAX BENEFIT                                         (416,299)
Income tax benefit                                                      186,826
                                                                   ------------
NET LOSS                                                           $   (229,473)
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

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                            ABP, INC. AND AFFILIATES
             COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                           Additional
                                  Common     Paid-in    Retained
                                  Stock      Capital    Earnings       Total
                               ---------   ---------   ---------    ---------
Balance - September 30, 2001   $   2,320   $  31,563   $ 387,742    $ 421,625
  Net loss                          --          --      (229,473)    (229,473)
                               ---------   ---------   ---------    ---------
Balance - September 30, 2002   $   2,320   $  31,563   $ 158,269    $ 192,152
                               =========   =========   =========    =========

   The accompanying notes are an integral part of these financial statements.

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                            ABP, INC. AND AFFILIATES
                        COMBINED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                          $(229,473)

Adjustments  to reconcile net income to net cash
provided by (used in) operating activities:
  Depreciation and amortization                                      66,435
  Loss on disposition of assets                                      12,919
  Deferred income tax                                              (362,346)
  (Increase) decrease in accounts receivable                       (499,684)
  (Increase) decrease in prepaid expenses                          (159,878)
  (Increase) decrease in due from StaffAmerica                     (298,828)
  Increase (decrease) in due to / from Parent                       241,520
  Increase (decrease) in accounts payable
    and accrued liabilities                                        (161,166)
  Increase (decrease) in payroll taxes and other
    payroll deductions payable                                      166,694
  Increase (decrease) in accrued worksite employee
    payroll costs                                                   471,177
  Increase (decrease) in workers' compensation reserve              724,927
  Increase (decrease) in income taxes payable                         5,249
                                                                  ---------
  Total adjustments                                                 207,019
                                                                  ---------
 Net cash used in operating activities                              (22,454)
                                                                  ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                                  (9,747)
                                                                  ---------
  Net cash used in investing activities                              (9,747)
                                                                  ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in due to / from Parent                                 (265,972)
  Bank overdraft                                                    386,449
  Repayment of long-term debt                                       (34,822)
  Restricted cash                                                   (10,381)
  Loans to ABP IV, Inc.                                             (50,000)
                                                                  ---------
    Net cash provided by financing activities                        25,274
                                                                  ---------
NET DECREASE IN CASH AND CASH EQUIVALENTS                            (6,927)
Cash and cash equivalents, beginning of the year                      6,927
                                                                  ---------
CASH AND CASH EQUIVALENTS, END OF THE YEAR                        $      --
                                                                  ---------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest during the year                            $   3,480
                                                                  ---------
Cash paid for income taxes during the year                        $  16,865
                                                                  =========


   The accompanying notes are an integral part of these financial statements.

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                            ABP, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ABP, Inc. and its affiliates (collectively, "the Company") are wholly owned subsidiaries of BAC E International Corporation ("the Parent").

The Company is a professional employer organization ("PEO") in the state of Florida providing a comprehensive range of services to its clients. These services include benefits and payroll administration, medica l and workers' compensation insurance programs, personnel records management and employer liability management. Client customers are primarily located in Florida.

Principles of Combination

The accompanying combined financial statements present the combi nation of the financial statements of ABP, Inc. and its affiliates, ABP II, Inc., ABP III, Inc. and ABP Group, Inc. These companies are affiliated through common business activities and common ownership by the companies' stockholder. Material intercompan y transactions and balances have been eliminated in combination.

The Parent has wholly owned investments in other professional employer organizations. These companies include StaffAmerica, Inc. ("StaffAmerica"), ABP IV, Inc., H. Graham Higgins Sales Company, Meridian Investment & Management, Inc., Meridian Staffing, Inc., MRG Group, Inc., and American Staff Resources, Inc. The accompanying combined financial statements do not present financial information for these companies. Any related party transactions with these companies have been disclosed.

Basis of Accounting

Assets, liabilities, revenues and expenses are recognized using the accrual method of accounting. Under the accrual method PEO service fees relating to worksite employees with earned but unpaid wages at the end of each period are recognized as unbilled revenues and the related direct payroll costs for such wages are accrued as a liability during the period in which wages are earned by the worksite employees.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Cash in the amount of $10,381 is in a separate bank account designa ted for 401(k) withholdings. This is not available for use in general operations.

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)

Accounts Receivable

The Company pays a majority of its employees weekly, and bills the clients for the gross amount paid plus administrative charges. Accounts receivable represent timing differences between pay dates of the employees and reimbursement by the client for wages paid.

Allowance for Doubtful Accounts

Management uses the direct write off method of accounting for uncollectible accounts and reviews outstanding amounts on an ongoing basis. At September 30, 2002, management believes all accounts receivable are collectible, therefore, no allowance for doubtful accounts has been established.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight -line method over the estimated useful lives.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. The Company has several bank accounts at financial institutions. At various times throughout the year, the Company has maintained balances in excess of federally insured limits.

The Company provides services primarily in Florida. The majority of the Company's credit sales are to customers whose ability to pay is depen dent upon the industry economics in their area. However concentrations of credit risk with respect to trade receivables is limited due to the large number of customers comprising the balance and short payment terms. The Company also performs ongoing credit evaluations of its customers to further reduce this risk.

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)

Income Tax Expense

Incom e taxes are accounted for using the asset and liability method under which current and deferred tax liabilities are recorded in accordance with enacted tax laws and rates. Deferred taxes are provided for the temporary differences between the financial statement and tax basis of the Company's assets and liabilities. These differences relate to differences in book and tax depreciation methods and treatment of reserves for future workers' compensation claims. Deferred tax expense or benefit is the result of the changes in the deferred tax assets and liabilities.

The Company files a consolidated tax return with the Parent. For financial statement purposes, income taxes have been computed using the separate returns method based upon the Company's income. Amounts determined to be payable for Federal income tax purposes are recorded as an increase to the Due to Parent in the accompanying combined balance sheet and total $149,526 as of September 30, 2002.

NOTE 2 - CHANGE IN REPORTING ENTITY

The accompany ing combined financial statements do not include the financial statements of ABP IV, Inc. The financial statements of ABP IV, Inc. were included in the financial statements issued for the period ended September 30, 2001. The beginning balances in the accompanying combined financial statements have been adjusted to reflect this change.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Parent purchased the Company on October 24, 2000. Under the previous ownership, the Company was in dispute with insurance carrie rs regarding specific workers' compensation claims. At the time of sale it was agreed that amounts paid on these claims by the Company, up to a maximum amount of $680,000, would be offset against amounts owed by the Parent to the previous owners. Through September 30, 2002, the Company has paid $357,967 related to these claims. This amount has been included in the Due from Parent in the accompanying combined balance sheet.

Included in the accompanying combined financial statements are management fees expense paid to StaffAmerica totaling $563,000 and to the Parent totaling $91,994. The Company also paid StaffAmerica $78,044 for reimbursement of various general and administrative expenses.

The Company's workers' compensation coverage is under a shared policy with StaffAmerica. Amounts due for premiums, claims and reserves totaling $3,076,230 for the year ended September 30, 2002, have been paid directly to StaffAmerica. Of this amount, $1,099,759 represents workers' compensation reserves held by StaffAmerica for future claims. During the

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 3 - RELATED PARTY TRANSACTIONS (continued)

year ended September 30, 2002, claims paid by StaffAmerica on behalf of ABP, Inc. and Affiliates totaled $699,957.

NOTE 4 - LONG-TERM DEBT

The Company has an installment note with a bank, bearing interest at the bank's prime lending rate plus 1% (5.75% at September 30, 2002) and is payable in monthly principal and interest payments of $1,882. This note matures in August of 2004 and is collateralized by equipment and accounts receivable. The principal balance due at September 30, 2002 is $22,592.

NOTE 5 - INCOME TAXES

Current income tax expense:
  Federal                             $     149,526
  State                                      25,994
                                      -------------
                                            175,520

Deferred income tax benefit:
  Federal                                  (319,906)
  State                                     (42,440)
                                      -------------
                                           (362,346)
                                      -------------
Total income tax benefit              $    (186,826)
                                      =============

Income tax benefit attributable to income was $186,826 for the year ended September 30, 2002 and differed from the amounts computed by applying the U.S. federal income tax rate of 34% and the state income tax rate of 5.5% primarily due to deductible state income taxes, reserves not currently deductible, depreciation and tax credits.

The tax effects that give rise to deferred income tax assets and deferred income tax liabilities at September 30, 2002 are presented below:

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 5 - INCOME TAXES (continued)

Deferred income tax asset:
 Reserves not currently deductible
   ABP II, Inc.                                                      $244,519
   ABP III, Inc.                                                      123,461
                                                                     --------
                                                                      367,980
Tax credits
   ABP II, Inc.                                                        57,546

Property and equipment
   ABP, Inc.                                                           17,501
                                                                     --------
Net deferred income tax asset                                        $443,027
                                                                     ========

NOTE 6 - COMMON STOCK

Common stock on the accompanying combined balance sheet is comprised of the following at September 30, 2002:

Common stock, ABP, Inc.
   $10 par value; 202 shares authorized,
   issued and outstanding                                            $  2,020

Common stock, ABP II, Inc.
   $1 par value; 7,500 shares authorized,
   100 shares issued and outstanding                                      100

Common stock, ABP III, Inc.
   no par value; 202 shares authorized,
   issued and outstanding                                                 100

Common stock, ABP Group, Inc.
   no par value; 202 shares authorized,
   issued and outstanding                                                 100
                                                                     --------

                                                                     $  2,320
                                                                     ========

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 7 - LEASE COMMITMENTS

The Company leases office space and office equipment under non-cancelable operating leases. Minimum future lease payments for the years ended September 30 are as follows:

                           2003         $  85,195
                           2004            56,402
                           2005               750
                                        ---------
                                        $ 142,347
                                        =========

The total expense related to these leases was $101,517 for the year ended September 30, 2002.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

The Company is licensed by the State of Florida Department of Business and Professional Regulation Board of Employee Leasing Companies. A license requirement under Chapter 468, Part XI, of the Florida Statutes is that an employee leasing company must maintain positive working capital and positive accounting net worth. Failure to maintain positive working capital and positive accounting net worth can result in suspension, denial, or revocatio n of an employee leasing company's license.

The Company's aforementioned license is a group license comprised of the books and records of ABP, Inc., ABP II, Inc., ABP III, Inc., ABP IV, Inc. and ABP Group, Inc. Since these financial statements do not include the financial statements of ABP IV, Inc., the Company is in violation of the State's licensing requirements.

The Company has an agreement with an entity that operates similar to a satellite office on the Company's behalf. The Company pays this entity a fee based on the sales generated. This entity is responsible for the first $125,000 of each workers' compensation claim on sales it generates. Gross sales under this agreement totaled $14,680,002 for the year ended September 30, 2002. Commissions expense totaled $467,692 for the year ended September 30, 2002.

NOTE 9 - EMPLOYEE BENEFIT PLANS

The Company has a multiple employer profit sharing plan under section 401(k) of the Internal Revenue Code for its internal employees as well as its external worksite employees who meet certain age and length of service requirements. The Company's clients, designated as employers in the plan, determine participation in the plan. A matching employer contribution may be made of 25% to 50% of the contribution made by each employee, up to 4% of the employees eligible compensation. The non-elective profit sharing contribution amount is determined annually by the adopting employer at its discretion. All employer contributions are billed to the client. The Compa ny makes no contribution to the plan for its internal employees.

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 10 - SUBSEQUENT EVENTS

The Company's existing workers' compensation policy expired on September 1, 2002, however an extension of that policy was granted until November 1, 2002. At that time, neither an extension or alternative coverage could be obtained.
Therefore, on October 31, 2002, in order to maintain workers' compensation coverage, the Parent entered into an agreement to sell its investments in professional employee organizations to The Cura Group III, Inc. The Cura Group III, Inc. is a wholly owned subsidiary of Certified Services, Inc., a publicly traded company. The Cura Group III, Inc. is not purchasing the Parent's investment in ABP IV, Inc. The Cura Group III, Inc. placed the Company's employees and client's under its workers' compensation policy. That policy expired on December 31, 2002. However, incremental extensions have been obtained through June 30, 2003.

ABP Group, Inc. has been named as a defendant in a lawsuit involving the Parent's purchase of certain assets and offsetting liabilities that were placed in ABP IV, Inc. The lawsuit is still in the early stages and neither management nor its counsel can estimate the likely outcome or what effect, if any, it will have on ABP Group, Inc.

In March of 2003, the Company advanced $480,000 to another wholly owned subsidiary of the Parent, Meridian Investment and Management, Inc. ("Meridian"). This amount was advanced to assist in funding the payment of payroll taxes and penalties Meridian paid on behalf of ABP IV, Inc., which were owed for the period ended September 30, 2002.

In April of 2003, the Company received notificat ion from the Internal Revenue Service that it owed $92,146 for payroll taxes and penalties relating to the quarter ended December 31, 2002.

Subsequent to year -end, management also became aware that certain informational filings were not timely transmitt ed to the appropriate governmental agency. Management believes it will prevail in having penalties waived, should they be assessed.

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                            SUPPLEMENTAL INFORMATION

                            ABP, Inc. and Affiliates
                     Combined Schedule of Operating Expenses
                      For the Year Ended September 30, 2002

Bank debts                                                          $ 193,146
Bank charges                                                           88,707
Dues and subscriptions                                                 27,395
Employee benefits                                                      34,824
Equipment rental                                                       23,828
Insurance                                                               3,234
Legal and professional                                                 89,163
Management fees                                                       654,994
Office                                                                 80,840
Outside services                                                        3,221
Penalties                                                              35,140
Postage                                                                14,894
Rent                                                                   86,674
Repairs and maintenance                                                26,852
Taxes-other                                                             7,825
Telephone                                                              82,275
Travel, meals and entertainment                                        73,178
Utilities                                                              21,401
                                                                   ----------
TOTAL OPERATING EXPENSES                                           $1,547,591
                                                                   ==========
                                       15